UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 24, 2005

(Date of earliest event reported)

ALDERWOODS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-33277	52-1522627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Elm Street, Suite 1000, Cincinnati, Ohio 45202

(Address of Principal Executive Offices, including Zip Code)

(513) 768-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Effective as of March 24, 2005, the Compensation Committee of the Board of Directors (the ”Compensation Committee”) of the Company, approved the following actions with regard to executive officers who will be named in the Summary Compensation Table of the Company’s 2005 Proxy Statement (each a “named executive officer”).

Annual Incentive Compensation Earned in 2004.  The Compensation Committee approved annual cash bonus awards earned during 2004 and paid in 2005 for named executive officers under the Company’s Support Function Annual Incentive Plan (the “Annual Incentive Plan”).  The amounts of the bonus awards are as follows:

John S. Lacey
Chairman of the Board	$405,000

Paul A. Houston
President and Chief Executive Officer	$705,000

Kenneth A. Sloan
Executive Vice President, Chief Financial Officer	$327,038

Ross S. Caradonna
Executive Vice President, Chief Information Officer	$228,808

Aaron Shipper
Senior Vice President, Advance Planning and
President of Mayflower National Insurance Company	$69,691

In 2004, in connection with the closing of the sale of Security Plan Life Insurance Company and prior to the determination of Mr. Shipper’s status as a named executive officer, Mr. Shipper received a bonus payment of $105,000.

Annual Incentive Compensation To Be Earned in 2005.  The Compensation Committee established fiscal 2005 annual cash bonus opportunities under the Company’s Annual Incentive Plan, subject to the achievement of specified performance goals.  For fiscal 2005, the corporate performance goal will be based on the achievement of specified goals of earnings before interest, taxes, depreciation and amortization (EBITDA).  Messrs. Lacey and Houston are eligible, pursuant to the terms of their respective employment agreements, to receive bonuses up to a maximum of 100% of their annual base salary based on the achievement of the corporate performance goal.  Messrs. Sloan and Caradonna are eligible to receive bonuses ranging from 80% up to a maximum of 100% of their annual base salary, and Mr. Shipper is eligible to receive a bonus ranging from 40% up to a maximum of 80% of his annual base salary, based on the achievement of the corporate performance goal and individual business plan objectives reviewed by the Compensation Committee.

2005 Base Salaries.  The Compensation Committee approved annual base salaries, beginning May 1, 2005, as follows:  Mr. Sloan, $345,000; Mr. Caradonna, $251,689; and Mr. Shipper, $220,000.

Item 2.02.  Results of Operations and Financial Condition.

On March 28, 2005, the Company issued a press release announcing its fourth quarter unaudited and year-end audited financial results, for the 12 weeks and 52 weeks ended January 1, 2005.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, such information shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated March 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Alderwoods Group, Inc.
(Registrant)

	By	/s/ Ellen Neeman
Ellen Neeman
Senior Vice President, Legal & Compliance

March 28, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated March 28, 2005.